                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
                   11 1/4% SENIOR SUBORDINATED NOTES DUE 2009
                                IN EXCHANGE FOR
                 NEW 11 1/4% SENIOR SUBORDINATED NOTES DUE 2009
                                       OF
                         VOLUME SERVICES AMERICA, INC.

Registered holders of outstanding 11 1/4% Senior Subordinated Notes due 2009 (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of new 11 1/4% Senior Subordinated Notes due 2009 (the "Exchange Notes") and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering" in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

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
        For Delivery by Registered or Certified Mail:                      For Overnight Delivery Only or by Hand:
                  Norwest Bank Minnesota, NA                                      Norwest Bank Minnesota, NA
                         Sixth Street                                                 608 Second Avenue
                     and Marquette Avenue                                     NorStar East Building--12th floor
                  Minneapolis, MN 55479-0069                                      Minneapolis, MN 55479-0069
            Attention: Corporate Trust Department                           Attention: Corporate Trust Department
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                           By Facsimile Transmission:
                        (For Eligible Institutions Only)
                                 (612) 667-9825
                     Attention: Corporate Trust Department

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Outstanding Notes indicated below, upon the terms and subject to the conditions contained in the
Prospectus dated           , 1999 of Volume Services America, Inc. (the
"Prospectus"), receipt of which is hereby acknowledged.

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
                                          DESCRIPTION OF OUTSTANDING NOTES TENDERED

                                           NAME AND                      CERTIFICATE
                                          ADDRESS OF                    NUMBER(S) OF
                                          REGISTERED                     OUTSTANDING
                                         HOLDER AS IT                   NOTES TENDERED
                                        APPEARS ON THE                   (OR ACCOUNT                      PRINCIPAL
           NAME OF                       OUTSTANDING                      NUMBER AT                         AMOUNT
          TENDERING                         NOTES                         BOOK-ENTRY                     OUTSTANDING
            HOLDER                      (PLEASE PRINT)                    FACILITY)                     NOTES TENDERED
------------------------------  ------------------------------  ------------------------------  ------------------------------

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                                  SIGN HERE

Name of Registered or Acting Holder:__________________________________________

Signature(s):_________________________________________________________________

Name(s) (Please Print):_______________________________________________________

Address:______________________________________________________________________

______________________________________________________________________________

Telephone number:_____________________________________________________________

Date:_________________________________________________________________________

     IF SHARES OF OUTSTANDING NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING INFORMATION:

DTC Account Number:___________________________________________________________

Date:_________________________________________________________________________

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED


                            GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding
Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock
Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).

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
Name of
Firm: ______________________________________________________  ______________________________________________________
Address: ___________________________________________________  AUTHORIZED SIGNATURE
____________________________________________________________  Title:________________________________________________
                                                  (ZIP CODE)  Name:_________________________________________________
Area Code and                                                                  (PLEASE TYPE OR PRINT)
Telephone No.:______________________________________________
                                                              Date: ________________________________________________


NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.